Exhibit 99.1

May 2006 Nasdaq: MYOG

Forward Looking Statements Some of the matters discussed in this presentation contain forward-looking statements that involve significant risks and uncertainties, including statements relating to the completion and reporting of results from the Company's clinical trials and the potential advantages of Myogen's product candidates. Actual results could differ materially from those projected and the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, the presentation. Among other things, the projected commencement and completion of any of the Company's clinical trials and the dissemination of the results of the clinical trials may be affected by difficulties or delays, including difficulties or delays caused by regulatory issues, patient enrollment, patient treatment, data collection or data analysis. In addition, the Company's results may be affected by its effectiveness at managing its financial resources, its ability to successfully develop and market its current products, its ability to obtain and enforce patent protection for its products, difficulties or delays in manufacturing its products, and regulatory developments involving current and future products. Delays in clinical programs, whether caused by competition, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect the Company's financial position and prospects. Prior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. Preliminary clinical trial results may not be confirmed upon full analysis of the detailed results of a trial. If the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. Even if the Company's product candidates meet safety and efficacy endpoints, regulatory authorities may not approve them, or the Company may face post- approval problems that require the withdrawal of its product from the market. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing of and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. Myogen is at an early stage of development and may not ever have any products that generate significant revenue. It is Myogen's policy to update or reconfirm its public guidance only by issuing a press release or filing updated guidance in a publicly accessible document with the SEC. Clinical guidance is as of May 8, 2006 and financial guidance relating to the Company's current cash, cash equivalents and investments is as of May 8, 2006. Myogen undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations.

Myogen Overview Therapeutics for Cardiovascular Diseases Ambrisentan for PAH Two positive Phase 3 trials NDA submission expected in Q4 2006 Launched U.S. commercial operations - Flolan(r) for PAH ex-U.S. partnership with GlaxoSmithKline Darusentan for RHTN Positive Phase 2b results; Phase 3 clinical program to start in Q2 2006 Darusentan commercial rights retained Integrated Target and Drug Discovery Platform Drug Discovery and Development Collaboration with Novartis

Management Team J. William Freytag, PhD President & CEO Robert Caspari, M.D. SVP Commercial Operations Michael Gerber, MD SVP Clinical Development & Regulatory Affairs Richard Gorczynski, PhD SVP Research & Development Joseph Turner SVP Finance & CFO Andrew Dickinson VP Corporate Development & General Counsel SOMATOGEN

Business Strategy Leverage our understanding of heart failure at the molecular level in the discovery and development of disease modifying therapeutics Selectively in-license or acquire compounds in clinical development for which we have a unique ability to add value Build a commercial infrastructure to capitalize on our clinical development success

Myogen Product Portfolio

Myogen Product Portfolio

Pulmonary Arterial Hypertension (PAH) Severely debilitating, life-threatening disease Estimated 200,000 individuals worldwide have PAH Multiple etiologies Primary pathogenesis is pulmonary endothelial cell dysfunction or injury leading to: Vasoconstriction Smooth-muscle cell and endothelial cell proliferation Thrombosis

PAH Therapies (estimated 2005 sales) ERAs Prostacyclin Analogs PDE-5 Inhibitors Other Sales 50 48 1 1 Total: $820 million Endothelin Receptor Antagonists 50% Prostacyclin Analogs 48% CCBs, Vit. K Antagonists, Diuretics 1% PDE-5 Inhibitors 1% Sources: Myogen estimates Premium Pricing Concentrated Patient & Physician Base

Ambrisentan Potential Advantages Efficacy Delay in clinical worsening Robust improvements in exercise capacity Early on-set and durable efficacy Comparable efficacy in Class II and Class III Dose flexibility Safety profile and ease of use Once daily dosing No apparent drug-drug interactions with other PAH therapies Low incidence and severity of liver toxicity

Ambrisentan Clinical Program Phase 1 Phase 2 Phase 3 Healthy Volunteers Single Dose 63 subjects Healthy Volunteers Multiple Dose 30 subjects, 10 days AMB-220 Dose-Ranging 64 subjects, 12 wk Open-label Extension 12 wk Phase 2 Long-term AMB-220-E Phase 3 AMB-320 (ARIES-1) Primarily U.S. 202 subjects, 12 wk, 3 arm, 5 and 10 mg Phase 3 AMB-321 (ARIES-2) Primarily Europe 192 subjects, 12 wk, 3 arm, 2.5 and 5 mg ARIES Long-term AMB-320/321-E ARIES-2 positive results reported Dec. 2005; ARIES-1 positive results reported Apr. 10, 2006

ARIES Results: Efficacy Positive results from 2 adequate, well controlled trials support NDA submission Achieved primary efficacy endpoints: 10 mg of ambrisentan improved the placebo-corrected mean 6MWD by 51.4 meters (p = 0.0001) 5 mg of ambrisentan improved the placebo-corrected mean 6MWD by 59.4 meters (p = 0.0002) (A2) and 30.6 meters (p=0.0084) (A1) 2.5 mg of ambrisentan improved the placebo-corrected mean 6MWD by 32.3 meters (p = 0.0219) Improvements seen in multiple secondary endpoints: Time to clinical worsening WHO functional class Borg Dyspnea index

ARIES Results: Safety Ambrisentan was well tolerated No patients in ambrisentan treated groups experienced LFTs > 3X ULN No apparent drug-drug interactions with warfarin-type anticoagulants

50 60 -20 -10 0 10 20 30 40 Change in 6MWD (meters) ARIES-1 n = 67/67/67 +22 2.5 mg 5 mg -8 ARIES-2 n= 65/64/63 Ambrisentan demonstrated significant efficacy +49 -10 +23 P P +44 5 mg 10 mg

50 60 0 10 20 30 40 Placebo-corrected ?6MWD (m) +35 Stride-1 Ambrisentan demonstrated significant efficacy +31 +35 Breathe-1 70 +32 2.5 mg qd 5 mg qd +45 Bosentan2 Sitaxsentan3 Ambrisentan ARIES-1&21 +51 10 mg qd Stride-2 +24 Stride-4 1 ARIES integrated analysis - Press Release May 3, 2006. 2 Tracleer product label. 3. ENCY SEC filings.

*p < 0.0001 36* 47* 37* 52* 55* 38* 0 20 40 60 80 Week 12 Feb 2005 Change in 6MWD (meters) All Subjects AMB Therapy AMB Monotherapy Mean exposure = 1.7 years Maximum exposure = 2.3 years Olschewski et al ERS 2005 Ambrisentan Phase 2 Long-term Data

Observed Survival NIH Predicted Survival 50 60 70 80 90 100 0 200 400 600 800 Days Event-free patients (%) 1-yr : 92% vs. 73% 2-yr : 89% vs. 62% Olschewski et al ERS 2005 Ambrisentan apparent survival benefit IPAH Patients

LFT Rescue Study (AMB-222) 36 patients who previously discontinued bosentan, sitaxsentan, or both, due to liver function abnormalities Ambrisentan 2.5 mg for 4 weeks, 5 mg thereafter (open-label) Long-term treatment with ambrisentan after week 12 Results reported in February '06 0/36 patients had a recurrence of liver function abnormalities that resulted in discontinuation of ambrisentan (Primary endpoint) One patient had a transient LFT result > 3xULN at week 12 that resulted in dose reduction from 5 mg to 2.5 mg ambrisentan Patients have continued on ambrisentan therapy for periods up to 11 months (mean exposure of 7 months) and no further LFT abnormalities > 3xULN has been observed

Ambrisentan Potential Advantages Efficacy Robust improvements in exercise capacity Early on-set and durable efficacy Delay in clinical worsening Comparable efficacy in Class II and Class III Dose flexibility Safety profile and ease of use Once daily dosing No apparent drug-drug interactions with other PAH therapies Low incidence and severity of liver toxicity

Myogen in PAH Ambrisentan NDA Submission in Q4 2006 Flolan(r) Distribution Agreement in U.S. Ambrisentan U.S. Pre-Launch Preparation Ambrisentan ex-U.S. License Agreement

PAH Commercial Presence Myogen commenced commercial operations in April 2006 Myogen responsible for U.S. marketing, advertising, promotion, detailing, selling and distribution of Flolan Significant acceleration of Myogen commercial development Enables Myogen to establish & build company brand recognition with PAH community Accelerated/enhanced working relationships with and understanding of medicare reimbursement, private payors, national accounts, specialty pharmacies

Ambrisentan ex-U.S. License GSK licensed ambrisentan commercialization rights in all territories outside U.S. $20 million in upfront payments Up to $80 million in additional milestones payments Stepped royalties on product sales Estimated average royalty in mid-20% range

Myogen Product Portfolio

Prevalence of Resistant Hypertension

Myogen

Prevalent Population (2005)*
(~65 million in the US)

↓

Diagnosed & Treated Population*
(~39 million in the US)

↓

~10-30% of Patients on Therapy Do Not Reach Target BP
(4-12 million)*

* Myogen, Inc. estimates based on syndicated data sources, claims data (2003,2004) and secondary literature.

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Resistant Hypertension Individuals with uncontrolled high blood pressure are at significantly greater risk for serious cardiovascular and renal complications JNC 7 defines resistant hypertension as: "... the failure to achieve goal blood pressure in patients who are adhering to full doses of an appropriate three-drug regimen that includes a diuretic." Endothelin is believed to have a critical role in hypertension and progression of kidney disease

Darusentan Characteristics ETA-selective Potential once daily dosing Approximately 1,500 patients studied in prior trials Potent anti-hypertensive properties Well tolerated No evidence of liver toxicity Darusentan is a second-generation ERA with a large safety database

Darusentan Clinical Program Phase 2 Phase 3 HEAT - essential HTN Dose Ranging 390 subjects DAR-201 - RHTN Dose Ranging 115 subjects Phase 3 DAR-311 Darusentan on top of 4 anti-hypertensives 352 subjects, 14 weeks 3 doses of daru vs placebo Phase 3 DAR-312 Darusentan on top of 3 anti-hypertensives 770 subjects, 14 weeks, Darusentan vs placebo vs active control Phase 3 Long-term DAR-311E Phase 2b positive results reported Aug '05; Phase 3 initiation expected Q2'06 Phase 3 Long-term DAR-312E

10 mg 50 mg 100 mg 150 mg 300 mg Study Week -2 0 4 6 Randomization Placebo Treatment Period -4 Screening Period Placebo Run-in Withdrawal 10 8 2 100 mg 11 12 Final Safety Visit P P 115 patients randomized 2:1 Darusentan Phase 2b Trial Design

Darusentan Phase 2b Results Achieved primary efficacy endpoint: -11.5 mmHg reduction in systolic BP (p = 0.015) Secondary endpoints also achieved, including: -6.3 mmHg reduction in diastolic BP (p = 0.004) Clinically meaningful reductions in systolic and diastolic BP at earlier time points at lower doses Favorable safety profile - generally well tolerated No LFTs > 2X ULN

Darusentan Phase 3 50 mg (n=77) 100 mg (n=77) 300 mg (n=77) Study Week -2 4 6 Randomization Treatment Period -4 Screening Placebo Run-in 8 2 0 Placebo (n=121) 10 12 14 DAR-311 Trial Design 352 Patients

Darusentan Phase 3 DAR-312 Trial Design 770 Patients Darusentan (n=330) Study Week -2 4 6 Randomization -4 8 2 0 Placebo (n=110) Plbo 10 12 Maintenance Screening Placebo Run-in AC (n=330) Titration 14

Integrated Target & Drug Discovery Platform Intact human heart gene expression Human cardiomyocyte culture Molecular Targets for Heart Failure Assays, High Throughput Screening & Drug Discovery Validation Cardiac signaling pathways Cardiogenomics Cardioproteomics Fetal Gene Program Heart Tissue Bank Isolated human heart preparations Transcriptomics & proteomics Transgenic animals

Drug Discovery and Development Partnership with Novartis Broad strategic partnership in heart muscle disease Expanded in Q2 2005 to include HDAC inhibitor program Annual research funding to Myogen for 3 years, annually renewable thereafter Significant commitment of Novartis resources Success milestones and royalties on products Co-promotion / profit sharing buy-in by Myogen for substantial portion of commercial economics

Selected Financial Information

2006 Guidance (as of May 8, 2006)1 AMB-222 Results Feb ARIES-1 Results April Initiate Darusentan Phase 3 Q2 Launch US Commercial Operations - Flolan(r) Q2 Ambrisentan NDA Submission Q4 1- The guidance was effective on the date it was issued and it is our policy not to publicly or privately confirm prior guidance except in a widely disseminated press release or publicly accessible filing made with the SEC. Myogen undertakes no duty or obligation to update this slide presentation as a result of new information, future events or changes in our expectations.